UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2008

PLATINUM ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51553 (Commission File Number)	14-1928384 (IRS Employer Identification No.)

25 Phillips Parkway
Montvale, New Jersey 07645
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (845) 323-0434

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE.

Platinum Energy Resources, Inc. (“Platinum Energy”) has prepared a presentation (the “Investor Presentation”) that will be made to investors on April 7, 2008 at the IPAA Oil & Gas Investment Symposium Conference in New York, New York and from time to time thereafter. A copy of the presentation is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. A copy of the press release announcing Platinum Energy’s participation of such conference is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference. Pursuant to the rules of the Securities and Exchange Commission, the information contained in this report (including the exhibits) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing by Platinum Energy under such Act or the Securities Act of 1933, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

99.1	Slide Show Presentation
99.2	Press Release dated April 7, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM ENERGY RESOURCES, INC.

Dated: April 7, 2008	By:	/s/ Barry Kostiner
Barry Kostiner
Chief Executive Officer

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